UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 5, 2020

Crescent Acquisition Corp

(Exact name of Registrant as specified in its charter)

Delaware	001-38825	82-3447941
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

(310) 235-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	CRSAU	The NASDAQ Stock Market LLC
Class A common stock, $0.0001 par value per share	CRSA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CRSAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on June 24, 2020, Crescent Acquisition Corp (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Function Acquisition I Corp, a Delaware corporation and a direct, wholly owned subsidiary of the Company (“First Merger Sub”), Function Acquisition II LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“Second Merger Sub”), F45 Training Holdings Inc., a Delaware corporation (“F45”), and Shareholder Representative Services LLC, a Colorado limited liability company (the “Stockholder Representative”), relating to the contemplated business combination among the Company and F45 (the “Contemplated Business Combination”).

Termination of Merger Agreement

On October 5, 2020, the Company and F45 entered into a Termination and Release Agreement (the “Termination and Release Agreement”), effective as of such date, pursuant to which the parties agreed to mutually terminate the Merger Agreement. The termination of the Merger Agreement is effective as of October 5, 2020.

As a result of the termination of the Merger Agreement, the Merger Agreement will be of no further force and effect, and each of the transaction agreements entered into in connection with the Merger Agreement, including, but not limited to, (i) the Sponsor Support Agreement, dated as of June 24, 2020, by and among the Company, F45, CFI Sponsor LLC, a Delaware limited liability company and the sponsor of the Company (the “Sponsor”), and each of the parties set forth on Schedule A therein, (ii) the Support Agreements, dated as of Juned 24, 2020, by and among the Company, F45, the Stockholder Representative and certain beneficial owners of F45 stock, (iii) the Company’s Amended and Restated Registration Rights Agreement, (iv) the Company’s Stockholders Agreement, (v) the Company’s Amended and Restated Bylaws and (vi) the Company’s Second Amended and Restated Certificate of Incorporation, will automatically either be terminated in accordance with their terms or be of no further force and effect, except that the Amended and Restated Forward Purchase Agreement (the “A&R FPA”), entered into on June 24, 2020 by and between the Company and Crescent Capital Group LP, a Delaware limited partnership (“Crescent”), an affiliate of the Sponsor, will concurrently with the termination of the Merger Agreement be amended and restated in its entirety as further described below. Pursuant to the Termination and Release Agreement, subject to certain exceptions, the Company and F45 have also agreed, on behalf of themselves and their respective related parties, to a release of claims relating to the Contemplated Business Combination.

Second Amended & Restated Forward Purchase Agreement

As previously disclosed by the Company, on February 26, 2019, the Company entered into the Forward Purchase Agreement with Crescent, in Crescent’s capacity as investment advisor to one or more investment funds or accounts managed by Crescent, which was amended and restated in its entirety in connection with the Company’s entry into the Merger Agreement in the form of the A&R FPA. In connection with the termination of the Merger Agreement, Crescent and the Company have agreed to amend and restate the A&R FPA in its entirety and have entered into the Second Amended & Restated Forward Purchase Agreement, dated as of October 5, 2020 (the “Second A&R FPA”), to be effective concurrently with the termination of the Merger Agreement.

Pursuant to the Second A&R FPA, Crescent, in its capacity as investment advisor on behalf of one or more investment funds or accounts managed by Crescent and its affiliates (such funds or accounts, the “Crescent Funds”), has committed on behalf of the Crescent Funds, to purchase, subject to the terms and conditions set forth the Second A&R FPA, including obtaining fund-level approvals by the relevant investment committee and/or other governing body of such funds, an aggregate of 5,000,000 forward purchase units (the “Forward Purchase Units”), each consisting of one share of the Company’s Class A common stock (such shares of Class A common stock to be issued pursuant to the Second A&R FPA, the “Forward Purchase Shares”) and one-third of one warrant to purchase one share of the Company’s Class A common stock (such warrants to be issued pursuant to the Second A&R FPA, the “Forward Purchase Warrants”), for $10.00 per unit, or an aggregate amount of $50,000,000, in a private placement that will close simultaneously with the closing of the Company’s initial business combination. The Forward Purchase Warrants will have the same terms as the Private Placement Warrants so long as they are held by a Crescent Fund purchasing the Forward Purchase Units (such Crescent Fund, the “Crescent Fund Purchaser”) or its permitted transferees, and the Forward Purchase Shares will be identical to the Public Shares sold in the Company’s initial public offering, except the Forward Purchase Shares will be subject to transfer restrictions and certain registration rights. Any Forward Purchase Warrant held by a holder other than a Crescent Fund Purchaser or its permitted transferees will have the same terms as the Warrants included in the Company’s units sold in the Company’s initial public offering.

The foregoing descriptions of the Merger Agreement, the Termination and Release Agreement and the Second A&R FPA do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on June 24, 2020, the full text of the Termination and Release Agreement, which is attached hereto as Exhibit 10.1, and the full text of the Second A&R FPA, which is attached hereto as Exhibit 10.2, each of which is incorporated by reference herein.

Item 8.01	Other Events.

On October 6, 2020, the Company issued a press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. As a result of the termination of the Merger Agreement, the special meeting of the Company’s stockholders, which was to be held for the purpose of voting on the Merger Agreement and proposed transactions related thereto, will not take place.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may relate to a future potential business combination and any other statements relating to future results, strategy and plans of the Company (including certain and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of the Company, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close a future potential business combination, the amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial markets, increased operating costs and the impact of government shutdowns. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including but not limited to the Company’s annual report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Termination and Release Agreement, dated as of October 5, 2020, by and between Crescent Acquisition Corp and F45 Training Holdings Inc.

10.2	Second Amended & Restated Forward Purchase Agreement, dated as of October 5, 2020, by and between Crescent Acquisition Corp and Crescent Capital Group LP.

99.1	Press Release dated October 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2020

Crescent Acquisition Corp

/s/ George Hawley
Name:	George Hawley
Title:	General Counsel and Secretary